UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 1997

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of September 1997 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 31 thereof, entered into various agreements relating to Montfort Housing Limited Partnership, a Maine limited partnership (the "Operating Partnership") on behalf of Series 31 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of September, 1997 (the "Operating Partnership Agreement"), pursuant to which Series 31 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 140 unit apartment complex for families located at Portland in Cumberland County, Maine, which is known as Munjoy South townhouse Apartments (the "Apartment Complex"). The Apartment Complex consists of 29 buildings containing 12 one-bedroom units, 82 two-bedroom units, 42 three-bedroom units and 4 four-bedroom. Amenities include off-street parking, patio/balconies and washer and dryer hook-ups. Construction of the Apartment Complex commenced in September 1997 and was completed in October 1988. 100% Occupancy is scheduled for December 2000.

The Operating Partnership expects to receive permanent financing in the amount of $500,000 (the "Permanent Mortgage") from Maine State Housing Authority. The Permanent Mortgage is expected to bear interest at 0% per annum payable over a 30 year term

It is expected that 76% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Mainland Development Co., (the "General Partner"). The principals of the General Partner are Michael A. Liberty and Fred Forsley.

Series 31 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $774,411 to the Operating Partnership in 3 installments as follows:

    $706,503 (the "First Installment") on the latest to occur of (A) certification from the Agency, as issuer of the tax-exempt bonds, that the bonds qualify for tax credits, together with a written certification (or reliance letter) from bond counsel that the bonds qualify for tax credits, (B) Final Closing, (C) the Admission Date, [(D) receipt of a valid and recorded Extended Use Commitment and receipt of a subordination agreement from the Lender], (E) receipt of an estoppel letter reasonable satisfactory to BCTC 94 from the Lender of (F) execution of an escrow agreement, satisfactory to BCTC 94 from the Lender or (F) execution of an escrow agreement, satisfactory to BCTC 94, between the Investment Partnership and the Lender;
    $65,000 (the "Second Installment") on the latest to occur of (A) Substantial Completion, (B) Cost Certification, (C) State Designation, (D) receipt of an updated title insurance policy satisfactory to BCTC 94, Inc., (E) confirmation by Boston Capital that outstanding due diligence have been completed by the General Partner to the reasonable satisfaction of Boston Capital, (F) receipt of a payoff letter from the Contractor stating that all amounts payable to the Contractor have been paid in full and that the Partnership is not in violation of the Construction Contract, (G) Initial 95% Occupancy Date or (H) satisfaction of all of the conditions to the payment of the First Installment; and
    $5,908 (the "Third Installment") on the latest to occur of (A) receipt of a tax return and audited financial statement for the year in which Rental Achievement occurred or (B) satisfaction of all of the conditions to the payment of the First and Second Installments.

All of the installments have been paid by Series 31.

The total Capital Contribution of Series 31 to the Operating Partnership is based on the Operating Partnership receiving $124,645 in Tax Credits during the 10-year period commencing in 1998 of which 99% ($123,399) will be allocated to Series 31 as the Investment Limited Partner of the Operating Partnership.

Series 31 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Capital Transactions	Cash Flow
General Partner	50%	80%
Series 31	50%	20%
Special Limited Partner	0%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 31.

Series 31 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 1998 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $10,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 13.04 of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 1998 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $10,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Sections 11.04(a) and 11.04(b) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $300,000. The Development Fee, of which $229,092 is deferred, shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President